Exhibit 4.2
                                                                  EXECUTION COPY









                             CONTRIBUTION AGREEMENT






                                      AMONG






                           MERCURY FINANCE COMPANY LLC



                                       AND






                CERTAIN SUBSIDIARIES OF MFN FINANCIAL CORPORATION






                                   DATED AS OF
                                  MARCH 1, 2001








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                                Table of Contents
                                -----------------

                                                                            Page



ARTICLE I.........................................................DEFINITIONS 4
         SECTION 1.1..................................................General 4
         SECTION 1.2...........................................Specific Terms 4
         SECTION 1.3...........................................Usage of Terms 6
         SECTION 1.4..............................................No Recourse 6
ARTICLE II......CONVEYANCE OF THE RECEIVABLES AND THE OTHER CONVEYED PROPERTY 6
         SECTION 2.1...Conveyance of the Receivables and the Other Conveyed
                    ................................................ Property 6
         SECTION 2.2.................................Contribution Allocations 7
         SECTION 2.3...............................Frequency of Contributions 7
ARTICLE III....................................REPRESENTATIONS AND WARRANTIES 7
         SECTION 3.1.....Representations and Warranties of the Contributing
                    ............................................ Subsidiaries 7
ARTICLE IV........................COVENANTS OF THE CONTRIBUTING SUBSIDIARIES 11
         SECTION 4.1..........................................Liens in Force 11
         SECTION 4.2...........................................No Impairment 11
         SECTION 4.3...........................................No Amendments 11
         SECTION 4.4...................................Restrictions on Liens 11
         SECTION 4.5..............................Preservation of Collateral 12
         SECTION 4.6...............................Preservation of Existence 12
         SECTION 4.7......................................Separate Existence 12
         SECTION 4.8...............................................Documents 13
ARTICLE V............................................................WAIVERS 13
         SECTION 5.1.................................................Waivers 13
ARTICLE VI..............................................CONDITIONS PRECEDENT 13
         SECTION 6.1...............Conditions Precedent to each Contribution 13
ARTICLE VII....................................................MISCELLANEOUS 14
         SECTION 7.1..............Liability of the Contributing Subsidiaries 14
         SECTION 7.2Merger or Consolidation of the Contributing Subsidiaries 14
         SECTION 7.3.....Limitation on Liability of the Contributing
                    .................................Subsidiaries and Others 14
         SECTION 7.4...............................................Amendment 14
         SECTION 7.5.................................................Notices 15
         SECTION 7.6..................................Merger and Integration 15
         SECTION 7.7..............................Severability of Provisions 15
         SECTION 7.8................................Intention of the Parties 15
         SECTION 7.9...........................................Governing Law 16
         SECTION 7.10...........................................Counterparts 16
         SECTION 7.11........Conveyance of the Receivables and the Other
                     ..............Conveyed Property to the Collateral Agent 16
         SECTION 7.12...................................Nonpetition Covenant 16
         SECTION 7.13....................................................... 16


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EXHIBITS

Exhibit A - Form of Supplement

SCHEDULES

Schedule 1-- List of Locations of Chief Executive Offices of
Contributing Subsidiaries

                             CONTRIBUTION AGREEMENT
                             ----------------------


                  THIS CONTRIBUTION AGREEMENT, dated as of March 1, 2001, executed between Mercury Finance Company LLC, a Delaware limited liability company ("MFC") and the subsidiaries of MFN Financial Corporation listed on the signature pages hereof under the heading "Contributing Subsidiaries" (each such subsidiary being referred to individually as a "Contributing Subsidiary" and collectively as the "Contributing Subsidiaries").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the Contributing Subsidiaries wish to contribute the Receivables and Other Conveyed Property from time to time to MFC;

                  WHEREAS, MFC desires to sell and/or contribute such Receivables and Other Conveyed Property to MFN Funding LLC, a Delaware limited liability company ("MFN Funding") pursuant to the Sale and Contribution Agreement, dated as of the date hereof (as the same may from time to time be amended, the "Sale and Contribution Agreement"), among MFC, MFN Funding, and the Collateral Agent; and

                  WHEREAS, MFN Funding will pledge all such Receivables and Other Conveyed Property to the Collateral Agent for the benefit of the Secured Parties.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is acknowledged, MFC and the Contributing Subsidiaries, intending to be legally bound, hereby agree as follows:

                                   ARTICLE XX

                                   DEFINITIONS

     SECTION 20.1. General. The specific terms defined in this Article include the plural as well as the singular. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of and Schedules and Exhibits to this Agreement. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Security Agreement (as defined herein) or the Receivables Financing Agreement (as defined herein).

     SECTION 20.2. Specific Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  "Agreement" shall mean this Contribution Agreement and all amendments hereof.

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                  "Collateral Agent" means Wells Fargo, as collateral agent and any successor collateral agent appointed and acting pursuant to the Security Agreement.

                  "Contribution Date" means (a) the date of this Agreement, with respect to Receivables in existence on the Initial Cutoff Date and (b) each date of contribution of Receivables by the Contributing Subsidiaries to MFC, with respect to Receivables created after the Initial Cutoff Date.

                  "Custodian Agreement" means the Custodian Agreement, dated as of the date hereof, by and between Deutsche Bank, as Agent and Wells Fargo, as Custodian and as Collateral Agent.

                  "Deutsche Bank" means Deutsche Bank AG, New York Branch.

                  "Initial Contribution Date" means March 23, 2001.

                  "Initial Cutoff Date" means March 17, 2001.

                  "Other Conveyed Property" means all property conveyed by the Contributing Subsidiaries to MFC pursuant to this Agreement other than the Receivables.

                  "Receivables Financing Agreement" means the Receivables Financing Agreement, dated as of March 1, 2001, by and among MFN Funding, as Borrower, MFN, in its individual capacity and as Performance Guarantor, MFC, as Servicer, the Lenders party thereto, Deutsche Bank, as Agent and Wells Fargo, as Backup Servicer, Custodian and Collateral Agent.

                  "Relevant Cutoff Date" means (a) the Initial Cutoff Date, with respect to Receivables in existence on the Initial Cutoff Date and (b) the date set forth in the applicable Supplement with respect to the related Subsequent Contribution Date.

                  "Schedule" means the list of Receivables contributed and transferred pursuant to this Agreement and attached to a Supplement.

                  "Security Agreement" means the Security and Collateral Agent Agreement, dated as of the date hereof, by and among MFN Funding, as Borrower, MFC, as Servicer, Deutsche Bank, as Agent and Wells Fargo, as Collateral Agent.

                  "Subsequent Contribution Date" means the date set forth in the applicable Supplement for a contribution hereunder after the Initial Contribution Date.

                  "Supplement" means an agreement by and between MFC and the Contributing Subsidiaries pursuant to which MFC will acquire Receivables, substantially in the form of Exhibit A hereto.

                  "Wells Fargo" means Wells Fargo Bank Minnesota, National Association.


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

     SECTION 20.3. Usage of Terms. With respect to all terms used in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography, electronic or otherwise and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement, the Custodian Agreement, the Security Agreement or the Receivables Financing Agreement; references to Persons include their permitted successors and assigns; and the terms "include" or "including" mean "include without limitation" or "including without limitation."

     SECTION 20.4. No Recourse. Without limiting the obligations of the Contributing Subsidiaries hereunder and except to the extent otherwise provided in the Transaction Documents, no recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer or director, as such, of the Contributing Subsidiaries, or of any predecessor or successor of the Contributing Subsidiaries.

                                  ARTICLE XXI

                          CONVEYANCE OF THE RECEIVABLES
                         AND THE OTHER CONVEYED PROPERTY

     SECTION 21.1. Conveyance of the Receivables and the Other Conveyed Property. By execution of this Agreement and subject to the terms and conditions of this Agreement, each Contributing Subsidiary shall contribute, transfer or assign to MFC (collectively, the "Conveyance") without recourse (but without limitation of its obligations in this Agreement and the other Transaction Documents), and MFC shall acquire as a contribution, all right, title and interest of such Contributing Subsidiary in and to:

          (a) (a) on the Initial Contribution Date, each and every Receivable owned by such Contributing Subsidiary and in existence on the Initial Cutoff Date as set out in the Supplement and Schedule delivered by such Contributing Subsidiary and all monies paid or payable thereon or in respect thereof on or after the Initial Cutoff Date and (b) on each Subsequent Contribution Date, each and every Receivable created after the prior Relevant Cutoff Date and in existence on the Relevant Cutoff Date as set out in the Supplement and Schedule delivered by such Contributing Subsidiary and all monies paid or payable thereon or in respect thereof on or after the Relevant Cutoff Date;

          (b) on each Contribution Date, the security interests in the related Financed Vehicles granted by Obligors pursuant to such Receivables contributed on such Contribution Date and any other interest of the Contributing Subsidiaries in such Financed Vehicles;



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

          (c) on each Contribution Date, all proceeds and the rights to receive proceeds with respect to the Receivables contributed on such Contribution Date from claims on any physical damage, credit life or disability insurance policies or Collateral Insurance (if any), covering Financed Vehicles or Obligors, in each case related to the Receivables transferred on such Contribution Date;

          (d) on each Contribution Date, all rights under any service contracts on the Financed Vehicles related to the Receivables transferred on such Contribution Date;

          (e) on each Contribution Date, all rights of the Contributing Subsidiaries (x) against Dealers pursuant to Dealer Agreements or Dealer Assignments and (y) against third party lenders pursuant to the related purchase agreements with the Contributing Subsidiaries with respect to any Receivable;

          (f) the Receivables Files related to the Receivables transferred on such Contribution Date; and

          (g) all proceeds of any or all of the foregoing.

     SECTION 21.2. Contribution Allocations. In exchange for such contribution, the Contributing Subsidiaries will be credited with an increase in its capital account in an amount equal to the aggregate net book value (which approximates fair market value) specified on the Supplement and Schedule.

     SECTION 21.3. Frequency of Contributions. Each Contributing Subsidiary shall contribute all Receivables owed and acquired by it to MFC on a Contribution Date selected by such Contributing Subsidiary not less than once during each Collection Period.

                                  ARTICLE XXII

                         REPRESENTATIONS AND WARRANTIES

     SECTION 22.1. Representations and Warranties of the Contributing Subsidiaries. Each Contributing Subsidiary, severally and not jointly, with respect to itself and the Receivables it is contributing hereunder, makes the following representations and warranties as of the date hereof and as of each Contribution Date, as the case may be, on which MFC relies in receiving the Receivables and the Other Conveyed Property. Such representations are made as of the execution and delivery of this Agreement and as of each Contribution Date, but shall survive the (i) contribution, transfer and assignment of the Receivables and the Other Conveyed Property hereunder, and (ii) the sale and/or contribution, transfer and assignment of the Receivables and Other Conveyed Property to MFN Funding under the Sale and Contribution Agreement. The Contributing Subsidiaries and MFC agree that MFC will assign to MFN Funding all of MFC's rights under this Agreement and that MFN Funding will thereafter be entitled to enforce this Agreement against the Contributing Subsidiaries in MFN Funding's own name.


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

         (i) Receivables. Upon each Contribution Date, MFC (i) will acquire each Receivable and the Other Conveyed Property contributed by such Contributing Subsidiary free and clear of any Adverse Claim and (ii) will acquire as a contribution each Receivable contributed by such Contributing Subsidiary at net book value.

         (ii) Organization and Good Standing. Such Contributing Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and contribute the Receivables and the Other Conveyed Property to be transferred by it to MFC.

         (iii) Due Qualification. Such Contributing Subsidiary is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on such Contributing Subsidiary's business, properties or operations and would not have a material adverse effect on the transactions contemplated hereunder.

         (iv) Power and Authority. Such Contributing Subsidiary has the power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to carry out its terms and their terms, respectively; such Contributing Subsidiary has full power and authority to contribute and assign the Receivables and the Other Conveyed Property to be contributed and assigned to and deposited with MFC hereunder and has duly authorized such contribution, transfer and assignment to MFC by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party have been duly authorized by each Contributing Subsidiary by all necessary corporate action.

         (v) Valid Contribution; Binding Obligations. This Agreement and each Transaction Document to which such Contributing Subsidiary is a party has been duly executed and delivered, shall effect a valid contribution, transfer and assignment of the Receivables and the Other Conveyed Property to MFC, enforceable against such Contributing Subsidiary and creditors of and purchasers from such Contributing Subsidiary; and this Agreement and each Transaction Document to which such Contributing Subsidiary is a party constitutes the legal, valid and binding obligation of such Contributing Subsidiary enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (vi) No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party, and the fulfillment of the



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

terms of this Agreement and the other Transaction Documents to which it is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of such Contributing Subsidiary, or any indenture, agreement, mortgage, deed of trust or other instrument to which such Contributing Subsidiary is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to such Contributing Subsidiary of any Official Body having jurisdiction over such Contributing Subsidiary or any of its properties or in any way adversely affect such Contributing Subsidiary's ability to perform its obligations under this Agreement or the other Transaction Documents to which it is a party.

         (vii) No Proceedings. There are no proceedings or investigations pending against or, to such Contributing Subsidiary's knowledge, threatened against such Contributing Subsidiary, before any court or other Official Body having jurisdiction over such Contributing Subsidiary or its properties (i) asserting the invalidity of this Agreement or any of the other Transaction Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by such Contributing Subsidiary of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents, (iv) seeking to affect adversely the federal income tax or other federal, state or local tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other Conveyed Property hereunder and do not require any action by or require the consent or approval of or the filing of any notice with any Official Body or any other Person other than the filing of financing statements in appropriate offices or (v) that could reasonably be expected to have a material adverse effect on the Receivables.

         (viii) Chief Executive Office. The chief executive offices of each Contributing Subsidiary is listed on Schedule 1 attached hereto.

         (ix) No Adverse Selection. No selection procedures adverse to the parties hereto or to MFN Funding have been utilized in selecting the Receivables from all other similar Receivables owned by such Contributing Subsidiary.

         (x) Solvency. None of the Contributing Subsidiaries shall be insolvent on any Contribution Date and no Conveyance will cause such Contributing Subsidiary to become insolvent.

         (xi) No Consents. Such Contributing Subsidiary is not required to obtain the consent of any other Person which has not been obtained, or any consent, license, approval or authorization of, or registration or declaration with, any Official Body in connection with the



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

execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

         (xii) Compliance With Laws. Such Contributing Subsidiary has complied and will comply in all material respects with all applicable laws, rules, regulations, judgments, agreements, decrees and orders with respect to its business and properties and all Receivables.

         (xiii) Taxes. Such Contributing Subsidiary has filed on a timely basis all tax returns (including, without limitation, foreign, federal, state, local and otherwise) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from such Contributing Subsidiary. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by such Contributing Subsidiary in connection with the execution and delivery of this Agreement and the other Transaction Documents and the transactions contemplated hereby or thereby have been paid or shall have been paid if and when due at or prior to the Closing Date.

         (xiv) Financial or Other Condition. There has been no material adverse change in the condition (financial or otherwise), business, operations, results of operations, or properties of such Contributing Subsidiary since December 31, 2000.

         (xv) Investment Company Status. Such Contributing Subsidiary is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

         (xvi) No Trade Names. Such Contributing Subsidiary has no trade names, fictitious names, assumed names or "doing business as" names.

         (xvii) Investments. Such Contributing Subsidiary does not own or hold, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person other than MFC.

         (xviii) Representation and Warranties True and Correct. Each of the representations and warranties of such Contributing Subsidiary contained in this Agreement and the other Transaction Documents is true and correct in all material respects and such Contributing Subsidiary hereby makes each such representation and warranty to, and for the benefit of, the Collateral Agent and MFC as if the same were set forth in full herein.

         (xix) Transaction Documents. Such Contributing Subsidiary is not in default of any of its obligations under the Transaction Documents in any material respect. Upon the contribution of each Receivable pursuant to this Agreement, MFC shall be the lawful owner of, and have good title to, such Receivable and all assets relating thereto, free and clear of any Liens. All such assets are transferred to MFC without recourse to such Contributing Subsidiary except as described herein. The contribution of such assets by such Contributing Subsidiary constitutes



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

a valid and true contribution for consideration, enforceable against creditors of such Contributing Subsidiary, and no such assets shall constitute property of such Contributing Subsidiary.

         (xx) Ownership of the Contributing Subsidiaries. All of the issued and outstanding Capital Stock of such Contributing Subsidiary is wholly owned either directly or indirectly, by MFN.

                                 ARTICLE XXIII

                   COVENANTS OF THE CONTRIBUTING SUBSIDIARIES

                  Each Contributing Subsidiary severally for itself and not jointly agrees as follows:

     SECTION 23.1. Liens in Force. The Financed Vehicle securing each Receivable shall not be released by such Contributing Subsidiary in whole or in part from the security interest granted under the related Receivable, except upon payment in full of the Receivable or as otherwise contemplated herein or the Transaction Documents and such Contributing Subsidiary shall not take or permit any action inconsistent with the foregoing.

     SECTION 23.2. No Impairment. Such Contributing Subsidiary shall do nothing to impair the rights of MFC or MFN Funding in the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies or any other property or interest comprising the Other Conveyed Property.

     SECTION 23.3. No Amendments. The Contributing Subsidiaries shall not take or permit any action to extend or otherwise amend the terms of any Receivable, except in accordance with the Transaction Documents.

     SECTION 23.4. Restrictions on Liens. Such Contributing Subsidiary shall not: (i) create or incur or agree to create or incur, or consent to cause (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on transferability of the Receivables or of any Other Conveyed Property except for the Lien in favor of MFC and the Collateral Agent as assignee thereof, and the restrictions on transferability imposed by this Agreement or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables or to any Other Conveyed Property, except in each case any such instrument solely securing the rights and preserving the Lien of MFC and MFN Funding as assignee thereof. Such Contributing Subsidiary will take no action to cause any Receivable to be evidenced by an instrument (as such term is defined in the relevant UCC).

     SECTION 23.5. Preservation of Collateral. Each Contributing Subsidiary will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such instruments of transfer or take such other steps or actions as may be reasonably necessary, or required by MFC or the Collateral Agent to effect the Conveyance, to perfect the security




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

interest granted in the Receivables and the Other Conveyed Property to the Collateral Agent on behalf of the Secured Parties, to ensure that such Conveyance and security interest ranks prior to all other Liens and to preserve the priority of such Conveyance and security interest and the validity and enforceability thereof.

     SECTION 23.6. Preservation of Existence. Except as contemplated in Section 7.2, each Contributing Subsidiary shall observe all procedures required by its organizational documents and by-laws and preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would materially adversely affect (1) the interests hereunder of the Collateral Agent or any Affected Person, (2) the collectibility of any Receivable or (3) its ability to perform its obligations hereunder or under any of the other Transaction Documents.

     SECTION 23.7. Separate Existence. For so long as it remains in existence, such Contributing Subsidiary shall take reasonable steps (including without limitation, all steps that the Agent may from time to time reasonably request) to maintain its identity as a separate legal entity from MFN Funding and to make it manifest to third parties that such Contributing Subsidiary is an entity with assets and liabilities distinct from those of MFN Funding and each other Affiliate thereof. Without limiting the generality of the foregoing, such Contributing Subsidiary shall:

         (i) account for and manage its liabilities separately from those of MFN Funding, including, without limitation, payment of all payroll and other administrative expenses and taxes from its own assets;

         (ii) maintain its assets separately from MFN Funding;

         (iii) maintain offices through which its business is conducted separate from those of MFN Funding (provided that, to the extent that such Contributing Subsidiary and any of its Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs and expenses among them, and each such entity shall bear its fair share of such expenses);

         (iv) not commingle its funds with those of MFN Funding except to the extent contemplated herein or in the Receivables Financing Agreement, or use its funds for other than such Contributing Subsidiary's uses; and

         (v) ensure that any financial reports required of such Contributing Subsidiary shall comply with GAAP and shall be issued separately from, but may be consolidated with, any reports prepared by MFN Funding.

     SECTION 23.8. Documents. Such Contributing Subsidiary shall comply with each of the terms of the Transaction Documents to which it is party (in any capacity) and shall not cancel or terminate any of the Transaction Documents to which it is party or subject (in any capacity),




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

or consent to or accept any cancellation or termination of any of such agreements, or amend or otherwise modify any term or condition of any of the Transaction Documents to which it is party or subject (in any capacity) or give any consent, waiver or approval under any such agreement, or waive any default under or breach of any of the Transaction Documents to which it is party (in any capacity) or take any other action under any such agreement not required by the terms thereof, unless (in each case) the Agent shall have consented thereto.

                                  ARTICLE XXIV

                                     WAIVERS

     SECTION 24.1. Waivers. No failure or delay on the part of MFC, or the Collateral Agent as assignee of MFC, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or future exercise thereof or the exercise of any other power, right or remedy.

                                  ARTICLE XXV

                              CONDITIONS PRECEDENT

     SECTION 25.1. Conditions Precedent to each Contribution. Each contribution of Receivables shall be subject to the conditions precedent that:

         (i) the Effective Date under the Receivables Financing Agreement shall have occurred;

         (ii) the Contributing Subsidiaries shall, to the extent required by
Section 8.2 of the Receivables Financing Agreement, have deposited in the Collection Account all collections received after the Relevant Cutoff Date with respect to the Receivables to be contributed on such Contribution Date;

         (iii) the Contributing Subsidiaries shall take any action (including, but not limited to, the filing of appropriate UCC financing statements) required to perfect the ownership interest of MFC in the Receivables and the Other Conveyed Property (provided, however, that the Contributing Subsidiaries shall make such filings as promptly as possible and in no event later than the third Business Day following the respective Receivables Contribution Date and shall promptly provide to MFC and the Collateral Agent and the Agent a copy of a stamped acknowledgment copy thereof); and

         (iv) such contribution shall be reflected on the books and records of MFC pursuant to Section 2.2.



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

                                  ARTICLE XXVI

                                  MISCELLANEOUS

     SECTION 26.1. Liability of the Contributing Subsidiaries. Each Contributing Subsidiary shall be liable in accordance herewith only to the extent of the obligations in this Agreement specifically undertaken by such Contributing Subsidiary and the representations and warranties of such Contributing Subsidiary.

     SECTION 26.2. Merger or Consolidation of the Contributing Subsidiaries. Any corporation or other entity (i) into which a Contributing Subsidiary may be merged or consolidated, (ii) resulting from any merger or consolidation to which a Contributing Subsidiary is a party, or (iii) succeeding to the business of a Contributing Subsidiary, shall execute an agreement of assumption to perform every obligation of the applicable Contributing Subsidiary under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the applicable Contributing Subsidiary hereunder (without relieving the Contributing Subsidiary of its responsibilities hereunder, if it survives such merger or consolidation) without the execution or filing of any document or any further action by any of the parties to this Agreement; provided, however, that any such merger or consolidation is subject in all respects to the restrictions set forth in its articles of incorporation and the consent of the Agent (which consent shall not be unreasonably withheld).

     SECTION 26.3. Limitation on Liability of the Contributing Subsidiaries and Others. The Contributing Subsidiaries and any director, officer, employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Contributing Subsidiaries shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement or its Transaction Documents.

     SECTION 26.4. Amendment.

         (i) This Agreement may be amended by the Contributing Subsidiaries and MFC (with the consent of the Agent) (i) to cure any ambiguity, (ii) to correct any provisions in this Agreement, or (iii) at any such time as the Receivables Financing Agreement has been terminated and no longer in effect; provided, however, that such action shall not adversely affect the interests of any Secured Party.

         (ii) This Agreement may also be amended from time to time by the Contributing Subsidiaries and MFC with the consent of the Collateral Agent and the Agent, in accordance with the Receivables Financing Agreement.

     SECTION 26.5. Notices. All demands, notices and communications to the Contributing Subsidiaries or MFC hereunder shall be in writing, personally delivered, or sent by telecopier (subsequently confirmed in writing), reputable overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been given upon receipt
(a) in the case of the Contributing Subsidiaries, to their respective chief executive offices as indicated on Schedule I hereto, or (b) in the case of MFC, to Mercury Finance Company LLC, 100 Field Drive, Suite 340, Lake Forest, Illinois 60045, Attention: Treasurer, or such other address as shall be designated by a party in a written notice delivered to the other party or to the Collateral Agent, as applicable.

     SECTION 26.6. Merger and Integration. Except as specifically stated otherwise herein, this Agreement and Transaction Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Transaction Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     SECTION 26.7. Severability of Provisions. If any one or more of the covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 26.8. Intention of the Parties. The execution and delivery of this Agreement shall constitute an acknowledgment by the Contributing Subsidiaries and MFC that they intend that the assignments and transfers herein contemplated constitute a contribution, transfer and assignment outright, and not for security, of the Receivables and the Other Conveyed Property, conveying good title thereto free and clear of any Liens, from the Contributing Subsidiaries to MFC, and that the Receivables and the Other Conveyed Property shall not be a part of the Contributing Subsidiaries' estate in the event of the bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, or the occurrence of another similar event, of, or with respect to, the Contributing Subsidiary. In the event that such conveyance is determined to be made as security for a loan made by MFC to the Contributing Subsidiaries, the parties intend that the Contributing Subsidiaries shall have granted to MFC a security interest in all of the Contributing Subsidiaries' right, title and interest in and to the Receivables and the Other Conveyed Property conveyed pursuant to
Section 2.1 hereof, and that this Agreement shall constitute a security agreement under applicable law.

     SECTION 26.9. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.

     SECTION 26.10. Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

     SECTION 26.11. Conveyance of the Receivables and the Other Conveyed Property to the Collateral Agent. Each Contributing Subsidiary acknowledges that MFC intends, pursuant to the Sale and Contribution Agreement to sell the Receivables and the Other Conveyed Property, together with its rights under this Agreement, to MFN Funding on the Contribution Dates. Such Contributing Subsidiary acknowledges and consents to such conveyance and waives any further notice thereof and covenants and agrees that the representations and warranties of such Contributing Subsidiary contained in this Agreement and the rights of MFC hereunder are intended to benefit the Agent, the Collateral Agent and the Secured Parties. In furtherance of the foregoing, each Contributing Subsidiary covenants and agrees to perform their duties and obligations hereunder, in accordance with the terms hereof for the benefit of the Collateral Agent and the Secured Parties and that, notwithstanding anything to the contrary in this Agreement, such Contributing Subsidiary shall be directly liable to the Collateral Agent and the Secured Parties, and that the Collateral Agent and the Agent may enforce the duties and obligations of such Contributing Subsidiary under this Agreement against such Contributing Subsidiary for the benefit of the Secured Parties and the Collateral Agent.

     SECTION 26.12. Nonpetition Covenant. Neither MFC (in its capacity as a creditor of MFN Funding) nor the Contributing Subsidiaries shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining an involuntary case against MFN Funding or the Collateral Agent under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of MFN Funding or the Collateral Agent or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of MFN Funding or the Collateral Agent. This Section
7.12 shall be continuing and shall survive any termination of this Agreement.

     SECTION 26.13. Each Contributing Subsidiary agrees that, except as expressly permitted by the Transaction Documents, it shall not permit or suffer to exist any Lien upon or financing statement filed with respect to any deposit or other account into which such Contributing Subsidiary deposits or causes to be deposited, collections, Recoveries and other amounts received with respect to any Receivable contributed by it. Each Contributing Subsidiary agrees to enter into any blocked account or controlled account agreement with respect to any such deposit account as may be reasonably requested by the Agent to further secure and perfect the rights of the Agent with respect to such accounts and all monies and other proceeds deposited therein.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties have caused this Contribution Agreement to be duly executed by their respective officers as of the day and year first above written.


                                               MERCURY FINANCE COMPANY LLC



                                               By: /s/ Mark Dapier
                                                   -----------------------------
                                                   Name:    Mark Dapier
                                                   Title:   President

                                            Contributing Subsidiaries
                                            -------------------------

                                             MERCURY FINANCE COMPANY OF ARIZONA



                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                             MERCURY FINANCE COMPANY OF DELAWARE



                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                             MERCURY FINANCE COMPANY OF FLORIDA



                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                             MERCURY FINANCE COMPANY OF GEORGIA



                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                             MERCURY FINANCE COMPANY OF ILLINOIS




                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                              MERCURY FINANCE COMPANY OF INDIANA




                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                             MERCURY FINANCE COMPANY OF KENTUCKY




                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                            MERCURY FINANCE COMPANY OF LOUISIANA



                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                             MERCURY FINANCE COMPANY OF MICHIGAN



                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                          MERCURY FINANCE COMPANY OF MISSISSIPPI

                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                             MERCURY FINANCE COMPANY OF MISSOURI



                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                               MERCURY FINANCE COMPANY OF NEVADA



                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                             MERCURY FINANCE COMPANY OF NEW YORK




                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                      MERCURY FINANCE COMPANY OF NORTH  CAROLINA




                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                               MERCURY FINANCE COMPANY OF OHIO




                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                               MFC FINANCE COMPANY OF OKLAHOMA



                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                         MERCURY FINANCE COMPANY OF PENNSYLVANIA



                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                       MERCURY FINANCE COMPANY OF SOUTH CAROLINA



                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                           MERCURY FINANCE COMPANY OF TENNESSEE



                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                               MFC FINANCE COMPANY OF TEXAS



                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                             MERCURY FINANCE COMPANY OF VIRGINIA




                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                            MERCURY FINANCE COMPANY OF WISCONSIN




                                               By: /s/Randal Roan
                                                   -----------------------------
                                                   Name:    Randal Roan
                                                   Title:   Vice President

                                                                       EXHIBIT A
                                                                       ---------

                               FORM OF SUPPLEMENT

                  CONTRIBUTION No. [____] made this __ day of ______________ , 200_, among Mercury Finance Company LLC, a Delaware limited liability company ("MFC"), and the subsidiaries of MFN Financial Corporation listed on the signature pages hereof and under the heading "Contributing Subsidiaries" (each such Subsidiary being referred to individually as a "Contributing Subsidiary" and collectively as the "Contributing Subsidiaries.")

                              W I T N E S S E T H:

                  WHEREAS, the Contributing Subsidiaries wish to contribute Receivables and other Conveyed Property to MFC and

                  WHEREAS, MFC is willing to acquire as a contribution such Receivables subject to the terms and conditions hereof.

                  NOW, THEREFORE, MFC and each Contributing Subsidiary hereby agree as follows:

                  1. Defined Terms. Capitalized terms used herein shall have the meanings ascribed to them in the Contribution Agreement, dated as of March 1, 2001 (the "Contribution Agreement"), unless otherwise defined herein.

                  "Relevant Cutoff Date" shall mean, with respect to the Receivables sold and/or contributed hereby, _______________ __, 200_.

                  "Contribution Date" shall mean, with respect to the Receivables assigned hereby, the date hereof.

                  2. Schedules of Receivables. Annexed hereto is Schedule A (in the form of an electronic tape or file) from the Contributing Subsidiaries listing the Receivables contributed by each Contributing Subsidiary pursuant to this Supplement on the Contribution Date.

                  3. Contribution of Receivables. (a) Such Contributing Subsidiary does hereby contribute, transfer, assign, set over and otherwise convey to MFC (the "Assignment"), without recourse (except as expressly provided in the Contribution Agreement), all right, title and interest of such Contributing Subsidiary in and to:

                    (i) the Receivables listed in Schedule A hereto (or on the electronic tape or file submitted with this Supplement) and all monies paid or payable thereon on and after the Relevant Cutoff Date;
                                      A-1

                    (ii) the security interests in the related Financed Vehicles granted by Obligors pursuant to such Receivables and any other interest of such Contributing Subsidiary in such Financed Vehicles;

                    (iii) all proceeds and all rights to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies or Collateral Insurance (if any), covering Financed Vehicles or Obligors;

                    (iv) all rights of such Contributing Subsidiary (x) against
               Dealers pursuant to Dealer Agreements or Dealer Assignments and
               (y) against third party lenders pursuant to the related purchase agreements with such Contributing Subsidiary with respect to any Receivable;

                    (v) all rights under any service contracts on the related
               Financed Vehicles;

                    (vi) the related Receivables Files; and

                    (vii) all proceeds of any and all of the foregoing.

                    (b) The Contribution is in consideration of an increase in each Contributing Subsidiary's capital account in an amount equal to the net book value of such Receivables set forth as contributed on the attached Schedule A.

                  4. Representations and Warranties of the Contributing Subsidiary. Each Contributing Subsidiary, severally for itself and not jointly, hereby represents and warrants to MFC as of the Contribution Date that:

                    (a) Contribution Agreement. The representations and
               warranties made by such Contributing Subsidiary in the Contribution Agreement are true and correct and any representation made by such Contributing Subsidiary in the Contribution Agreement that relates to Receivables or Other Conveyed Property contributed by such Contributing Subsidiary is true and correct and made with respect to the related Receivables and Other Conveyed Property contributed pursuant to Section 3 hereof.

                    (b) Principal Balance. As of the Relevant Cutoff Date, the
               aggregate net book value of the Receivables contributed pursuant to this Supplement is the amount set forth on Schedule A (or in the electronic tape submitted with this Supplement).

                  5. Conditions Precedent. The obligation of MFC to acquire the Receivables hereunder is subject to the satisfaction, on or prior to the Contribution Date, of the following conditions precedent:

                    (a) Representations and Warranties. Each of the
               representations and warranties made by each Contributing Subsidiary in Section 4 of this Supplement and in Section 3.1 of the Contribution Agreement shall be true and correct with respect to the property contributed pursuant to Section 3 hereof as of the Contribution Date.

                    (b) Contribution Agreement Conditions. Each of the
               conditions set forth in Section 6.1 of the Contribution Agreement shall have been satisfied with respect to the property contributed pursuant to Section 3 hereof.

                    (c) Additional Information. Each Contributing Subsidiary
               shall have delivered to MFC such information as was reasonably requested by MFC to satisfy itself as to the satisfaction of the conditions set forth in this Section 5.

                  6. Ratification of Agreement. As supplemented by this Supplement, the Contribution Agreement is in all respects ratified and confirmed and the Contribution Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

                  7. Counterparts. This Supplement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

                  8. GOVERNING LAW. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the parties have caused this Supplement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.


                                               MERCURY FINANCE COMPANY LLC



                                               By:
                                                   ----------------------------
                                                   Name:
                                                   Title:

                                            Contributing Subsidiaries
                                            -------------------------

                                              MERCURY FINANCE COMPANY OF ARIZONA



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                             MERCURY FINANCE COMPANY OF DELAWARE



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                              MERCURY FINANCE COMPANY OF FLORIDA



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                              MERCURY FINANCE COMPANY OF GEORGIA



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                             MERCURY FINANCE COMPANY OF ILLINOIS



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                              MERCURY FINANCE COMPANY OF INDIANA



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                             MERCURY FINANCE COMPANY OF KENTUCKY



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                            MERCURY FINANCE COMPANY OF LOUISIANA



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                             MERCURY FINANCE COMPANY OF MICHIGAN



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                          MERCURY FINANCE COMPANY OF MISSISSIPPI



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                             MERCURY FINANCE COMPANY OF MISSOURI



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                               MERCURY FINANCE COMPANY OF NEVADA



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                             MERCURY FINANCE COMPANY OF NEW YORK



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                      MERCURY FINANCE COMPANY OF NORTH  CAROLINA



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                               MERCURY FINANCE COMPANY OF OHIO



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                               MFC FINANCE COMPANY OF OKLAHOMA



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                        MERCURY FINANCE COMPANY OF PENNSYLVANIA



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                       MERCURY FINANCE COMPANY OF SOUTH CAROLINA



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                            MERCURY FINANCE COMPANY OF TENNESSEE



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                               MFC FINANCE COMPANY OF TEXAS



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                             MERCURY FINANCE COMPANY OF VIRGINIA




                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                            MERCURY FINANCE COMPANY OF WISCONSIN




                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

Acknowledged:

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION,
    solely in its capacity as Collateral Agent

By______________________________
    Name:
    Title:

                                                                  EXECUTION COPY

                                                        SCHEDULE A TO SUPPLEMENT
                                                        ------------------------

                                                                  EXECUTION COPY








                                                                      SCHEDULE 1

        Locations of Chief Executive Offices of Contributing Subsidiaries